UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 15, 2012

SCIVANTA MEDICAL CORPORATION

(Exact name of registrant as specified in charter)

Nevada	000-27119	22-2436721
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS EmployerIdentification No.)

215 Morris Avenue, Spring Lake, New Jersey	07762
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 282-1620

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02.   Unregistered Sales of Equity Securities

On August 15, 2012, Scivanta Medical Corporation (the “Company”) issued an 8% convertible debenture to an institutional investor (the “August 2012 Debenture”).  The gross proceeds received in connection with this private placement were $100,000.  The August 2012 Debenture has a three year term maturing on August 15, 2012 and bears interest at a rate of 8% per annum.  Interest is payable in annual installments, beginning on August 15, 2013, in cash or, at the option of the Company, in shares of the Company’s common stock.  If the Company elects to pay the interest in shares of the Company’s common stock, the number of shares issued as payment will be equal to the quotient of the unpaid interest divided by the market price of the Company’s common stock as defined in the August 2012 Debenture.

The entire principal amount of the August 2012 Debenture is convertible at any time into shares of the Company’s common stock at the option of the holder at a conversion price of $0.04 per share.  In addition, at the option of the Company and subject to certain restrictions provided in the August 2012 Debenture, the entire principal amount of the August 2012 Debenture is convertible into shares of the Company’s common stock at a conversion price of $0.04 per share upon the occurrence of: (a) a merger or acquisition of the Company or (b) the closing of a financing involving the Company’s common stock that results in gross proceeds to the Company, on a cumulative basis, of at least $600,000.  The quoted market price of the Company’s common stock as of August 15, 2012 was $0.04 per share.

An aggregate amount of 2,500,000 shares of the Company’s common stock can be issued pursuant to the August 2012 Debenture. The Company will use the proceeds received in this private placement for working capital purposes.

In connection with the issuance of the August 2012 Debenture, the Company relied on the exemption from registration for a private transaction not involving a public distribution provided by Section 4(2) of the Securities Act of 1933, as amended.

Section 9 – Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits.

(d)    Exhibits:

Exhibit
Number         Description

4.1	8% Convertible Debenture, dated as of August 15, 2012, issued to Zanett Opportunity Fund, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIVANTA MEDICAL CORPORATION
(Registrant)

Date: August 21, 2012	By:	/s/ David R. LaVance
David R. LaVance
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number         Description

4.1	8% Convertible Debenture, dated as of August 15, 2012, issued to Zanett Opportunity Fund, Ltd.